UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 22, 2021
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THE AES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-12291	54-1163725
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100
Arlington, VA 22203
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:
(703) 522-1315
NOT APPLICABLE
(Former name or former address, if changed since last report)
 _________________________________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange
Corporate Units	AESC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 22, 2021, the Company held its Annual Meeting via live webcast. The results of the matters voted on at the Annual Meeting are provided below.

Proposal 1: The election of ten directors to hold office for a one-year term expiring at the annual meeting in 2022 and until their respective successors are elected and qualified:

Director Name	For	Withhold/ Against	Broker Non-Votes	Abstained	Uncast
Janet G. Davidson	573,072,711	4,117,510	26,788,271	1,042,058	0
Andrés R. Gluski	576,732,553	517,928	26,788,271	981,798	0
Tarun Khanna	568,682,851	8,482,372	26,788,271	1,067,056	0
Holly K. Koeppel	569,923,736	7,262,266	26,788,271	1,046,277	0
Julia M. Laulis	573,878,590	3,228,677	26,788,271	1,125,012	0
James H. Miller	575,749,944	1,410,489	26,788,271	1,071,846	0
Alain Monie	571,930,254	5,214.969	26,788,271	1,087,056	0
John B. Morse, Jr.	568,684,155	8,483,187	26,788,271	1,064,937	0
Moisés Naím	576,443,488	608,114	26,788,271	1,180,539	0
Teresa M. Sebastian	575,931,032	1,995,178	26,788,271	306,069	0

Proposal 2: The consideration of a non-binding advisory vote on executive compensation.

For:	553,316,835
Against:	21,769,776
Abstained:	3,145,201
Broker Non-Votes:	26,788,738

Proposal 3: The ratification of Ernst & Young LLP as the independent Auditor of the Company for fiscal year 2021.

For:	600,130,411
Against:	4,725,629
Abstained:	164,510
Broker Non-Votes:	0

Proposal 4: Non-binding Stockholder Proposal, to Adopt a By-Law to Subject Approval of any By-Law and Charter Amendments to a Stockholder Vote.

For:	14,185,220
Against:	562,741,538
Abstained:	1,305,521
Broker Non-Votes:	26,788,271

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
101	Inline XBRL Document Set for the Cover Page from this Current Report on Form 8-K, formatted as Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

THE AES CORPORATION

Date:	April 26, 2021	By:	/s/ Paul L. Freedman
		Name:	Paul L. Freedman
		Title:	Executive Vice President, General Counsel and Corporate Secretary